FILED                      Articles of Incorporation
  IN THE STATE                       STATE OF NEVADA
SECRETARY OF STATE OF THE
   STATE OF NEVADA

AUG 18 1994
12839-94
Cheryl A. Lav Seretary of State     STATE OF NEVADA
(unintelligible)
No. (For filing office use)         SECRETARY OF STATE  (for filing office use)
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       IMPORTANT: Read instructions on reverse side before completing this form.
                        TYPE OR PRINT(BLACK INK ONLY)

NAME OF CORPORATION:       Ultimate Security Systems Corporation
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RESIDENT AGENT:(designated resident agent and his STREET ADDRESS in Nevda where process may be served)
Name of Resident Agent: Laughlin Associates, Inc.
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Street Address: 2533 North Carson Street       Carson City   NV    89706-0147
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             Street No.        Street Name           City              Zip
SHARES:(number of shares the corpoation is aurthorized to issue)
Number of shares with par value:           Par value
                               -----------          -----------
Number of shares without par value  100,000
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GOVERNING BOARD:shall be styled as (check one):   X   Directors        Trustees
                                              --------         --------
The FIRST BOARD OF DIRECTORSshall consist of ONE  members and the name and
                                            -----
adresses are as follows:

   John Kinross-Kennedy           18662 MacArthur Blvd, Ste 290,Irvine CA 92715
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Name                              Address                 City/State/Zip
-----------------------------     ---------------------------------------------
Name                              Address                 City/State/Zip
-----------------------------     ---------------------------------------------
Name                              Address                 City/State/Zip
-----------------------------     ---------------------------------------------

PURPOSE(optional see reverse side): The purpose of the corporation shall be:
to engage in any lawful act or activity for which a corporation may be organized in the State of Nevada other than insurance, engineering, banking or gaming.
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NRS 78.037: States that the articles of incorporation may also contain a provision eliminating or limiting the personal liability of a director or officer of the corporation or its stockholders for damages for breach of fidueiary duty as a director of officer except acts or omissions which include misconduct of fraud. Do you want this provision to be part of your
articles? Please check one of the following: YES  X  NO    .
                                                -----  -----
OTHER MATTERS:This form includes the minimal stationary requirements to incorporate under NRS 78. You may attach additional information noted on seperate pages. But, if any of the additional information is contradictory to this form it cannot be filled and will be returned to you for correction.
Number of pages attached  one  .
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SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporation signing the articles:(signatures must be (unintelligible)
  John Kinross-Kennedy /s/John Kinross-Kennedy
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Name(print)                                      Name (print)
  18662 MacArthur Blvd, #290, Irvine CA 92715
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Address                                          Address
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Signature                                        Signature
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Name(print)                                      subscribed and sworn to before
----------------------------------------------   me this 29 day of
Address                    City/State/Zip               -----
----------------------------------------------   July,    1994
Signatures                                       -------------

                                                /S/ Janet Dickerson
                                                -------------------
                                                    notary public
CERTIFICATE OF ACCEPTANCE OF APPOINTMENT
OF RESIDENT AGENT                               (notary Public California
                                                ORANGE COUNTY stamp
                                                My term Exp.oct 17, 1997)
/S/lAUGHLIN ASSOCIATES, INC.    hereby accept appointment as Resident Agent
---------------------------     for the above named corporation
/s/(unintelligable)                             AUG, 8, 1994
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